D-Wave Commercial Inc. 2650 E Bayshore Road Palo Alto, California USA 94303 www.dwavesys.com Page 2 of 9 and be assigned new reporting relationships. Any major change in the location of your employment will be subject to expense reimbursement in accordance with the Company’s policies. (c) Work Permit: Employment with the Company is subject to your obtaining and maintaining a valid permit to work in the United States during the entire period of your employment with the Company. You agree and undertake to provide documentation to the Company establishing your authority to work in the United States no later than the Commencement Date and at any time during your employment upon request from the Company and to immediately inform the Company of any changes to your work permit. Your failure to secure and maintain a valid permit to work in the United States may result in the Company’s immediate termination of this Agreement, at the Company’s sole discretion. (d) Scope and Hours of Work: During your employment, and subject to the Company’s business needs, you will perform at least 40 hours per week of work on such dates and times as determined by the Company in its sole discretion. While working you will devote your full time, attention and abilities to the effective and competent performance of your duties and responsibilities and you will give the Company the full benefit of your knowledge, expertise, technical skill and ingenuity. You are required to work such hours as are necessary to properly and effectively perform your duties and this may involve working hours that fall outside your usual working hours. Your base salary is paid to you in full and final compensation for all hours that you work for the Company, and you are not entitled to overtime pay or to time off in lieu. 3. Compensation: (a) Salary: You will be paid an annual base salary of USD$180,000.00, payable in equal instalments on the 15th and last day of each month, less all required or permitted withholdings and remissions, according to the Company’s regular payroll schedule (the “Salary”). (b) Performance Bonus: You will be eligible to participate in the D-Wave 2022 Bonus Plan and any performance-based bonus plan in a future year that applies to permanent full-time employees of the Company who are at the level of VP. Payment of any bonus to you is subject to the terms and conditions of the applicable bonus plan, and your on-target bonus under any applicable bonus plan will be 20% of the Base Salary, based on achievement of the corporate objectives under the applicable bonus plan, and your personal objectives set by the CEO in relation to the applicable bonus plan. The adoption of, terms of, funding of, and setting and evaluation of achievement of the corporate objectives is in the sole discretion of the board of directors of the Company (the “Board”). The setting and evaluation of the achievement of your personal objectives is in the sole discretion of the CEO. (c) Tax Preparation Assistance: The Company will reimburse you for reasonable tax accounting expenses as documented by third-party receipts (submitted for reimbursement no later than June 30, 2023) up to a maximum of USD$4,000 for tax filing associated with calendar year 2022. (d) Vacation Entitlement: As long as you remain a permanent employee of the Company working mainly in the United States, you will be entitled to participate in the Company’s unlimited vacation plan. Any vacation will be taken at such time or times as mutually agreed by the parties, and in compliance with the policies of the Company as amended from time to time. Failing such agreement, the Company may schedule your vacation time or times based on business considerations of the Company. Under the Company’s unlimited vacation plan, you will not accrue vacation days. Therefore, the Company will not compensate unused vacation time for any given year or upon termination of employment.

D-Wave Commercial Inc. 2650 E Bayshore Road Palo Alto, California USA 94303 www.dwavesys.com Page 3 of 9 (e) Medical Insurance and Other Benefits: The Company will make available to you the insured benefit plans customarily available to its US full-time employees at your level (the “Benefits”). Your participation in some of the Benefits may be mandatory in accordance with the terms and conditions of the Benefits. The terms and conditions of the Benefits, and your ability to qualify for the Benefits, will be determined by the plans or policies from time to time established, amended or purchased by the Company in its sole discretion. The Company retains the right to establish new Benefits and to eliminate, modify or alter any Benefits or benefit carriers from time to time and at any time in its sole discretion without advance notice. The terms and conditions of this Agreement will continue to apply to you despite any such changes. The Company’s obligations will not be to act as a self-insurer unless otherwise expressly stated in the terms and conditions of the applicable Benefits. The Company will, where applicable, pay premiums to an insurance carrier of its choice. All decisions regarding eligibility and coverage will be made by such insurance carrier; the Company will not bear any responsibility or liability therefore. 4. Confidentiality: (a) Access to Confidential Information: You acknowledge that in the course of performing and fulfilling your duties and responsibilities to the Company, you may be entrusted with Confidential Information, and that the disclosure of the Confidential Information to suppliers, partners, collaborators, resellers, competitors or customers of the Company or its Affiliates or to the general public will be highly detrimental to the best interests and business of the Company and its Affiliates. “Affiliates” means any entity or corporation, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with the Company. (b) Definition: “Confidential Information” means trade secrets and information that is not generally known to the public or that would be reasonably considered confidential and proprietary to the Company, its Affiliates and their suppliers, partners, collaborators, resellers and customers, and includes but is not limited to: (i) trade secrets, know-how, concepts, ideas whether patentable or not, methods, processes, formulae, apparatus, standards, product specifications and processing procedures; (ii) revenue, costs, pricing and other financial data; (iii) any customer or business partner information (including without limitation, names, preferences, financial information, addresses or telephone numbers); (iv) all access codes, systems software applications, software/systems source and object codes, data, documentation, program files, flow charts, operational procedures, locations of operations, merchant numbers and merchant support and verification numbers; and (v) the private affairs of the Company and its Affiliates, or any other proprietary information of the Company or its Affiliates related to their business and affairs, whether acquired in the course of your employment with the Company or incidentally. (c) Exclusions: Notwithstanding the provisions of Section 4(b), “Confidential Information” does not include information or data which: (i) is in the public domain at the date of its disclosure to you, or which thereafter enters the public domain through no fault of yours or of any other person owing a duty of confidentiality to the Company or its Affiliates (but only after it enters the public domain); or

D-Wave Commercial Inc. 2650 E Bayshore Road Palo Alto, California USA 94303 www.dwavesys.com Page 4 of 9 (ii) was in your possession on a non-confidential basis prior to being disclosed under this Agreement as reasonably demonstrated by your written records; provided that information which comprises part of the Confidential Information will not be included within the foregoing exceptions merely because individual parts of the information were within the public domain or were within your prior possession. (d) Use and Disclosure: You acknowledge that you will receive the Confidential Information solely for the purpose of carrying out your duties and responsibilities as an employee of the Company. Except as may be specifically required in the course of carrying out such duties and responsibilities, you will not, during the term of your employment with the Company or at any time thereafter: (i) disclose any Confidential Information to any person or entity, without the prior written consent of the Company; or (ii) use or exploit, directly or indirectly, the Confidential Information for any purpose other than the proper purposes of the Company. Despite the foregoing, if you are required by law to disclose any Confidential Information, to the extent permitted by law, you will promptly notify the Company that you may be required to disclose Confidential Information and you will consult with and cooperate with the Company in any attempt to resist or narrow such disclosure or to obtain an order or other assurance that such information will be accorded confidential treatment. Notwithstanding any disclosure required by law, the Confidential Information disclosed will, for all other purposes, continue to be treated as Confidential Information under this Agreement. (e) Return: Upon the termination of your employment with the Company for any reason, or upon the written request of the Company at any time, you will return immediately to the Company all Confidential Information then in your possession or under your control, including all written information, tapes, discs or memory devices and copies thereof including, without limitation, all papers, drawings, notes, notebooks, correspondence, records, reports, lists, photographs, memoranda, manuals, specifications, designs, devices and documents, and any other material on any medium in your possession or control pertaining to the Company. You will also return any computers, phones, keys, pass cards, identification cards or other property belonging to the Company. 5. Corporate Opportunities and Intellectual Property: (a) Opportunities: Any business opportunities related to: (i) the current business or prospective business of the Company or its Affiliates; (ii) any of the Confidential Information or any of the Property (as defined below); or (iii) any work performed by you for the Company; which become known to you during the period of your employment with the Company must be promptly and fully disclosed and made available by you to the Company, and you agree not to take or omit to take, without the prior written approval of the Company, any action if the result would be to divert from the Company or its Affiliates any such opportunity.

D-Wave Commercial Inc. 2650 E Bayshore Road Palo Alto, California USA 94303 www.dwavesys.com Page 5 of 9 (b) Property Ownership: You acknowledge and agree that all right, title and interest in and to any information, documents, drawings, plans, models, works, trade secrets, inventions, discoveries, methods, improvements, research materials, designs, algorithms, user interfaces, application programming interfaces, software and databases, including all Confidential Information and including all intellectual property rights associated therewith, that: (i) relate to the Company’s or its Affiliates’ business, as it may be conducted from time to time, and is made or conceived directly or indirectly by you during the course of your employment, whether or not conceived or made during your regular working hours and whether or not you are specifically instructed to make or develop the same and whether made solely, jointly or in combination with others; (ii) are made or conceived directly or indirectly by you during the course of your employment and during your regular working hours, whether or not you are specifically instructed to make or develop the same or whether made solely, jointly or in combination with others; or (iii) are made or conceived directly or indirectly by you during the course of your employment and using the Company’s or its Affiliates’ tools and equipment, whether or not conceived or made during your regular working hours and whether or not you are specifically instructed to make or develop the same and whether made solely, jointly or in combination with others; (collectively the “Property”), will be for the benefit of the Company or its Affiliates, as applicable, and will be considered to have been made under and by virtue of this Agreement and will immediately become the property of the Company or its Affiliates, as applicable. Any invention described in a patent application filed by or on behalf of you, or which is disclosed to third parties by you within one (1) year after terminating your employment with the Company which relates to your work with the Company, is rebuttably presumed to have been conceived or made during the period of your employment by the Company using the trade secrets or other intellectual property rights of the Company or its Affiliates, and you hereby assign and agree to assign the invention and all rights therein to the Company as provided by this Agreement, including any application or registration related to such invention. The assignment or offer to assign set forth in this Section 5(b) does not apply to an invention in relation to which you can clearly show by corroborating evidence that such invention was made without the use of the Company’s or its Affiliates’ trade secrets or other intellectual property rights and was made entirely on your own time, without the use of Company’s or its Affiliates’ equipment, supplies or facilities, unless (a) the invention relates (i) directly to the business of the Company or its Affiliates, or (ii) to the Company’s or its Affiliates’ actual or demonstrably anticipated research or development, or (b) the invention results from any work performed by you for the Company or its Affiliates. (c) Assignments: You hereby assign and agree to assign to the Company your entire right, title and interest in and to any and all of the Property and to all letters patent, design patents, industrial designs, copyright, mask works, trade-marks, trade secret rights, and all other intellectual property rights, and all applications therefor which may be or may have been filed on the Property by or for you or in your name, or which may have been issued to you or for your benefit, whether filed or issued in the United States or any other country whatsoever, including the right to claim priority thereof, to file directly in the Company’s own name, to have patents grant in the Company’s own name, and to pursue damages for infringement of any such rights, including for past infringement. You further agree to execute any papers evidencing such assignment, including executing counterpart or short form assignment documents, and to fully cooperate as may be requested by the Company, at the Company’s own expense, in evidencing such assignment and in securing intellectual property rights in the Property.

D-Wave Commercial Inc. 2650 E Bayshore Road Palo Alto, California USA 94303 www.dwavesys.com Page 7 of 9 (i) other than in the performance of your duties and responsibilities, use any of the Company’s and its Affiliates’ trade secrets for any reason without the express written permission of the Company, including to: (1) engage in, carry on or otherwise be concerned with or have any interest in, or advise, lend money to, guarantee the debts or obligations of, permit your name, or any part thereof, to be used or employed by any person, firm, association, syndicate or corporation engaged in or concerned with a business competitive with that of the Company or its Affiliates; or (2) solicit, interfere with or endeavor to entice away from the Company or its Affiliates, accept any business from or the patronage of or enter into the employment of or render any service to, sell to or contract or attempt to contract with, any person, firm, or corporation who was, during the term of your employment, a customer or supplier of the Company or its Affiliates, or a prospective customer or supplier of the Company or its Affiliates; or (ii) for a one (1) year period following the termination of your employment with the Company, directly solicit or induce or attempt to solicit or induce any person who was employed by the Company or its Affiliates on the date of the termination of your employment, to terminate his or her employment with the Company or its Affiliates or to commence an employment or other business relationship with another entity. (c) The parties agree that the foregoing provisions are reasonable and necessary in order to protect the interests of the Company and its Affiliates. (d) You agree and acknowledge that this covenant is given for good and valuable consideration (receipt of which is hereby acknowledged) and that by reason of your unique knowledge of and association with the business of the Company and its Affiliates, the scope of this covenant as to both time and area is reasonable and commensurate with the protection of the legitimate interests of the Company and its Affiliates. Section 6 of this Agreement applies regardless of the reason for your cessation of employment from the Company, and is severable from the other provisions of this Agreement. (e) The parties agree that if a court of competent jurisdiction will limit, restrict or otherwise change the time period or the types of business referred to in this Section, then the limited, restricted or changed time period or types of business determined by such a court will, for the purposes of this Section 6, be deemed to be the original time period and/or types of business referred to in such Sections as if they were the original time period and business set out herein. 7. Resignation: You can resign from employment with the Company by providing to the Company two (2) weeks’ prior written notice of your resignation. The Company may elect, in its sole discretion, to not require that you attend work for any portion of this two (2) week notice period in which case your Salary would continue for the balance of the notice period and your benefits would, at the option of the Company, cease effective on your last day of work. 8. Employment at Will: Your employment with the Company is “at will” according to the laws of the State of Florida. As an at-will employee, you or the Company may terminate your employment at any time with or without cause and with or without notice except where applicable United States federal, State of Florida or local law provides otherwise. The Company also has sole discretion to modify the terms and conditions of your

D-Wave Commercial Inc. 2650 E Bayshore Road Palo Alto, California USA 94303 www.dwavesys.com Page 8 of 9 employment. No representative of the Company, other than the CEO has the authority to change the “at-will” status of any employee, and in order to be effective, the change must be in writing. 9. Irreparable Harm: You acknowledge and agree that a breach of any of the covenants of this Agreement by you may not be adequately compensated for by monetary award, and may cause irreparable harm to the Company and its Affiliates. Accordingly, you agree that in addition to all of the remedies available to the Company and its Affiliates at law or in equity, including the right to seek recovery of damages, the Company and its Affiliates will be entitled as a matter of right to apply for equitable relief (including without limitation, injunctive relief) in any court of competent jurisdiction, enjoining any threatened or actual breach, to ensure your compliance with the provisions of this Agreement. 10. Assignment and Enurement: You may not assign this Agreement, or any part of this Agreement or any of your rights under this Agreement, without the prior written consent of the Company. The Company may assign this Agreement to any other entity at any time in its sole discretion. This Agreement enures to the benefit of and is binding upon you and the Company and the respective heirs, executors, administrators, successors and permitted assigns. 11. Severability: If any provision or portion of this Agreement is determined to be invalid or unenforceable for any reason, then that provision or portion will be severed from this Agreement unless otherwise provided. The rest of this Agreement will remain in full force and effect. 12. Entire Agreement: This Agreement contains the whole agreement between you and the Company with respect to your employment with the Company, and there are no representations, warranties, collateral terms or conditions, express or implied, other than as set forth in this Agreement. This Agreement supersedes all prior agreements, negotiations, discussions, undertakings, representations, warranties and understandings, whether written or oral, express or implied, statutory or otherwise, between you and the Company. You hereby waive any right to assert a claim in tort based on any pre-contractual representations, negligent or otherwise, made by the Company. You also hereby confirm that you have not been induced to enter into this Agreement by any prior agreement, negotiation, discussion, undertaking, representation, warranty, or understanding, whether written or oral, express or implied, statutory or otherwise, between you and the Company. No change or modification of this Agreement will be valid unless it is in writing and executed by both parties. The terms and conditions of this Agreement will govern your employment with the Company, regardless of the length of employment or any changes to your position, compensation, title and regardless of whether such change is material or otherwise. 13. Notice: Any notice required or permitted to be given hereunder must be in writing and will be sufficiently given or made if delivered or sent by email or by registered mail to the address of the parties set out on page 1 hereof. Any notice so given will be deemed to have been given and to have been received on the day of delivery if it is a business day and otherwise on the next succeeding business day or, if mailed, on the third business day following the mailing thereof (excluding each day during which there exists any interruption of postal services due to strike, lockout or other cause). Addresses for notice may be changed by giving notice in accordance with this Section. 14. Non-waiver: No failure or delay by you or the Company in exercising any power or right under this Agreement will operate as a waiver of such power or right. Any consent or waiver by you or by the Company to any breach or default under this Agreement will be effective only in the specific instance and for the specific purpose for which it was given. 15. Survival of Terms: The provisions of Sections 4 to 18 of this Agreement will survive the termination of your employment and this Agreement.